SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2004

BRUSH ENGINEERED MATERIALS INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-15885	34-1919973
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue Cleveland, Ohio		44110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 486-4200

Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Current Investor Update

Item 9. Regulation FD Disclosure

     On August 4, 2004, Brush Engineered Materials Inc., an Ohio corporation (the “Company”), updated the “Current Investor Update,” a slide presentation on its website, a copy of which is attached hereto as Exhibit 99.1. This slide presentation shows the Company’s corporate strategy and the financial results through the second quarter of 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUSH ENGINEERED MATERIALS INC.
Date: August 4, 2004	By:	/s/ Michael C. Hasychak
Vice President, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Current Investor Update